Heitman US Real Estate Securities Fund

Investor Class
(Trading Symbol: HTMNX)
Institutional Class
(Trading Symbol: HTMIX)

Summary Prospectus
April 30, 2022

Before you invest, you may want to review the Heitman US Real Estate Securities Fund’s (the Fund) statutory prospectus and statement of additional information (SAI), which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2022, are incorporated by reference into this summary prospectus. You can find the Fund’s statutory prospectus, shareholder reports, SAI and other information about the Fund online at http://mutualfunds.heitman.com. You can also get this information at no cost by calling 1-888‐799‐2944 or by sending an e-mail request to is mutualfunds@heitman.com.

Investment Objective
The Heitman US Real Estate Securities Fund (the “Fund”) seeks to achieve long-term total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%	0.57%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Shareholder Servicing Plan Fees	0.15%	None
Other Expenses(1)	0.30%	0.30%
Total Annual Fund Operating Expenses	1.27%	0.87%
Fee Waiver and Expense Reimbursement(2)	-0.10%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.17%	0.77%
(1)Investor Class shares of the Fund accrued shareholder servicing plan fees in the amount of 0.00% during the prior fiscal year. Accordingly, Total Annual Fund Operating Expenses for Investor Class shares in the table above does not correlate to the ratio of expenses to average net assets found within the

“Financial Highlights” section of this prospectus because the “Financial Highlights” include only the direct operating expenses incurred by Investor Class shares of the Fund.
(2)Heitman Real Estate Securities LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.77% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least April 30, 2030 and may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after recoupment has been taken into account, the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through April 30, 2030. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$119	$372	$644	$1,448
Institutional Class Shares	$79	$246	$428	$983

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by real estate companies operating in the United States, including real estate investment trusts (“REITs”). The Fund’s investments in equity securities may include common stocks, preferred stocks and securities offered in initial public offerings (“IPOs”). The Fund may invest in these equity securities directly or indirectly through investments in other investment companies, including exchange-traded funds (“ETFs”). The Fund defines a real estate company as any company that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. The Fund considers a real estate company to be operating in the United States if the real estate company: (i) is organized in the United States, (ii) trades principally in a United States market, or (iii) derives at least 50% of its revenue from, or has at least 50% of its assets located in, the United States. The Fund may invest in the securities of real estate companies of any market capitalization.

The Fund may sell securities regardless of how long they have been held if the Adviser determines that a current position has become overvalued relative to its peers, if a company makes a strategic decision with which the Adviser disagrees, if the Adviser finds an opportunity that they believe is more compelling, or if the Adviser’s outlook on the company or market changes.

The Adviser makes investment decisions through a bottom-up strategy, focusing on individual security selection. To guide the portfolio construction process, the Adviser incorporates both quantitative and qualitative analysis in real estate securities. The Adviser analyzes factors such as management, financial condition, cash flow, and company’s growth potential estimates to select companies in the real estate industry that it believes will make attractive long-term investments. The research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. The Adviser’s research process also considers a company’s sustainability and continuous improvement of environmental, social and governance (“ESG”) sustainability practices. The Adviser believes incorporating ESG considerations can reduce risk, impact financial returns and the valuation of listed real estate equities through increased net income through lower expenses and from higher valuations through lower risk premiums and capitalization rates. Judgments with respect to risk control, geographic and property sector variety, liquidity and other factors are considered and drive the Adviser’s investment decisions.

Judgments with respect to risk control, geographic and property sector variety, liquidity and other factors are considered and drive the Adviser’s investment decisions. In an effort to achieve its goal, the Fund may engage in active and frequent trading. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
REIT and other Real Estate Companies Risk. The Fund’s investments in REITs and other real estate companies are subject to the same risks as direct investments in real estate, and their value will depend on the value of the underlying real estate interests. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests. In addition, the real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

Common Stock Risk. While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

IPO Risk. The prices of securities purchased in IPOs tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. There can be no assurance that investments in IPOs will be available to the Fund or improve the Fund’s performance.

Market Risk. The net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Non-Diversification Risk. The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its NAV and total returns may fluctuate or fall more than a diversified mutual fund. Gains or losses on a single stock may have a greater impact on the Fund.

Other Investment Company Risk. The Fund may be subject to the risk that an investment company, including an ETF, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses. In addition, ETFs may trade at a premium or discount to the underlying securities’ NAV, which could impact the value of a shareholder’s investment.

Small- and Medium-Sized Companies Risk. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Concentration Risk. Although the Fund will not invest in real estate directly, because it concentrates its assets in the real estate industry your investment in the Fund will be closely linked to the performance of the real estate markets and the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s past performance. The bar chart shows how the Fund’s Institutional Class shares have varied for each full calendar year shown. The table below the bar chart compares the Fund’s average annual total returns for the periods shown with that of a broad-based securities index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at http://mutualfunds.heitman.com or by calling the Fund toll-free at 1‑888‐799‐2944.

Calendar Year Returns as of December 31
Institutional Class

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-3.52%
24.50%
-4.28%
43.09%
2018
2019
2020
2021

During the period shown in the bar chart, the best performance for a quarter was 15.74% (for the quarter ended March 31, 2019) and the worst performance was -23.34% (for the quarter ended March, 31, 2020).

Average Annual Total Return as of December 31, 2021
	1 Year	Since Inception (January 1, 2018)(1)
Institutional Class
Return Before Taxes	43.09%	13.23%
Return After Taxes on Distributions	38.03%	10.82%
Return After Taxes on Distributions and Sale of Fund Shares	25.70%	9.30%
Investor Class
Return Before Taxes	42.78%	12.94%
FTSE NAREIT Equity Index (reflects no deduction for fees, expenses or taxes)	43.24%	12.16%
(1) The Fund’s commencement was January 1, 2018. However, the performance information under the “Since Inception” heading is presented as of December 29, 2017.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares.

Management

Investment Adviser

Heitman Real Estate Securities LLC is the Fund’s investment adviser.

Portfolio Managers

The following individuals are currently responsible for the day-to-day management of the Fund’s portfolio.

Jerry Ehlinger, CFA, Senior Portfolio Manager, has managed the Fund since its inception in 2017.

Jeffrey Yurk, CFA has been the Fund’s Portfolio Manager since March 2019 and has been a member of the Funds investment management team since its inception in 2017.
Charles Harbin, CFA has been the Fund’s Portfolio Manager since March 2019 and has been a member of the Funds investment management team since its inception in 2017.

Mathew Spencer has been the Fund’s Portfolio Manager since March 2019 and has been a member of the Funds investment management team since its inception in 2017.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail to Heitman US Real Estate Securities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by wire transaction, by contacting the Fund by telephone at 1‑888‐799‐2944 or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,500	$25,000
Subsequent Minimum Investment	No minimum	No minimum

Tax Information
The Fund’s dividends and distributions may be subject to Federal income taxes, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.